UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 8, 2021

Commission File Number: 001-36556

El Pollo Loco Holdings, Inc.

(Exact name of registrant as specified in its charter.)

Delaware	20-3563182
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3535 Harbor Blvd Suite 100, Costa Mesa, California 92626
(Address of principal executive offices)

714-599-5000
(Registrant's Telephone number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	LOCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2021, the Board of Directors of El Pollo Loco Holdings, Inc. (the “Company”), upon the recommendation of the Company’s Nominating and Corporate Governance Committee, elected Deborah Gonzalez as a Class I independent director of the Company and Nancy Faginas-Cody as a Class II independent director of the Company, effective December 9, 2021.

Ms. Gonzalez is expected to serve for an initial term expiring at the 2024 Annual Meeting and Ms. Faginas-Cody is expected to serve for an initial term expiring at the 2022 Annual Meeting, where each may be included as one of the director nominees for election at the respective Annual Meetings, or until their successors are duly elected and qualified. The election of Ms. Gonzalez and Ms. Faginas-Cody fills two vacancies on the Company’s Board of Directors that were created as a result of an increase in the size of the Board from nine (9) to eleven (11) directors. The Nominating and Corporate Governance Committee intends to consider and make recommendations to the Board regarding the appointment of both Ms. Gonzalez and Ms. Faginas-Cody to one or more committees of the Board, to be determined at a future Board meeting.

Ms. Gonzalez is currently Senior Vice President, Global Marketing & Communications for Concentrix Corporation and brings nearly thirty years of valuable marketing experience to the Board. Ms. Faginas-Cody is an accomplished senior IT executive with nearly forty-three years of experience in corporate enterprise business systems. Ms. Faginas-Cody recently retired from Walt Disney Company as its former Senior Vice President, Information Technology Enterprise Business Systems.

Ms. Gonzalez and Ms. Faginas-Cody will receive the same compensation as is paid to other non-employee directors of the Company.

Item 7.01 Regulation FD Disclosure

On December 13, 2021, the Company issued a press release entitled “El Pollo Loco Appoints Deborah Gonzalez and Nancy Faginas-Cody to the Board of Directors,” a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated December 13, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

El Pollo Loco Holdings, Inc.

Date: December 13, 2021	By:	/s/ Anne Jollay
		Name:	Anne Jollay
		Title:	Corporate Secretary

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